UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

FIRST TRINITY FINANCIAL CORPORATION

Oklahoma	000-52613	34-1991436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230

Tulsa, Oklahoma 74133-1246

(Address of principal executive offices) (Zip Code)

(918) 249-2438

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 18, 2020, the Registrant, First Trinity Financial Corporation (“First Trinity”), issued a press release announcing its operating results as of and for the year ended December 31, 2020 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto pertaining to First Trinity’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1034, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of March 18, 2020 relating to the announcement of First Trinity Financial Corporation’s 2019 operating results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: March 20, 2020	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of March 18, 2020 relating to the announcement of First Trinity Financial Corporation’s 2019 operating results.